                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of March 2, 2006, between  Residential
Funding  Corporation,  a Delaware corporation ("RFC") and Residential Asset Mortgage Products,
Inc., a Delaware corporation (the "Company").

                                           Recitals

        A.     RFC  has  entered  into  seller   contracts   ("Seller   Contracts")  with  the
seller/servicers.

        B.     The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

        C.     The Company, RFC, as master servicer,  and U.S. Bank National  Association,  as trustee (the  "Trustee"),  are entering  into a Pooling and  Servicing  Agreement  dated as of
February  1,  2006  (the  "Pooling  and  Servicing  Agreement"),  pursuant  to which the Trust proposes to issue  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-NC2  (the
"Certificates")  consisting of sixteen classes  designated as Class A-1, Class A-2, Class A-3,
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8,
Class  M-9,  Class  B-1,  Class  SB,  Class  R-I  and  Class  R-II  Certificates  representing beneficial  ownership  interests  in a trust fund  consisting  primarily of a pool of mortgage loans identified in Exhibit G to the Pooling and Servicing Agreement (the "Mortgage Loans").

        D.     In connection with the purchase of the Mortgage Loans,  the Company will assign to or at  the  direction  of  RFC  the  Class  SB,  Class  R-I  and  Class  R-II  Certificates
(collectively, the "Retained Certificates").

        E.     In connection  with the purchase of the Mortgage  Loans and the issuance of the
Certificates,  RFC wishes to make certain  representations  and  warranties to the Company and to assign  certain of its rights under the Seller  Contracts  to the Company,  and the Company
wishes to assume certain of RFC's obligations under the Seller Contracts.

        F.     The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in
January 2006).  In  consideration of such  assignment,  RFC will receive from the Company,  in
immediately   available   funds,  an  amount  equal  to   $741,862,439.64   and  the  Retained
Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any Destroyed
Mortgage  Note) to the order of the  Trustee  and  delivered  an  assignment  of  mortgage  in recordable  form to the Trustee or its agent. A Destroyed  Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and  shall  be  construed  as, a sale of the  Mortgage  Loans  by RFC to the  Company.  It is,
further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans by
RFC to the Company to secure a debt or other  obligation  of RFC.  However,  in the event that the  Mortgage  Loans are held to be property of RFC,  or if for any reason this  Agreement  is held or deemed to create a security  interest in the Mortgage Loans,  then it is intended that
(a) this  Agreement  shall also be deemed to be a  security  agreement  within the  meaning of
Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed  to be a grant by RFC to the  Company  of a  security  interest  in all of RFC's  right
(including  the power to convey  title  thereto),  title and  interest,  whether  now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans,  including the Mortgage  Notes,  the
Mortgages,  any related  insurance  policies and all other  documents in the related  Mortgage
Files,  (B) all amounts  payable  pursuant to the Mortgage Loans in accordance  with the terms thereof  and (C) any and all  general  intangibles,  payment  intangibles,  accounts,  chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property and other property of whatever kind or  description  now  existing or  hereafter  acquired  consisting  of,  arising  from or relating  to  any of  the  foregoing,  and  all  proceeds  of  the  conversion,  voluntary  or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,
including,  without  limitation,  all  amounts  from  time to time  held  or  invested  in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash,  instruments, securities or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent  of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute instruments,  money,  negotiable  documents or chattel paper shall be deemed to be "possession by the secured  party",  or  possession  by a purchaser  or a person  designated  by him,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform  Commercial
Code  and  the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  (including, without limitation,  Section 9-305,  8-313 or 8-321 thereof); and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding
such  property,   shall  be  deemed   notifications  to,  or   acknowledgments,   receipts  or
confirmations  from,  financial  intermediaries,  bailees  or agents  (as  applicable)  of the
Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement  were deemed to create a security  interest in the
Mortgage  Loans and the other  property  described  above,  such  security  interest  would be deemed to be a perfected  security  interest of first priority  under  applicable law and will be maintained as such throughout the term of this Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the Company no less than 15 days prior to any filing date,  and the Company  shall file,  or shall cause to be filed,  at the expense of
RFC, all filings  necessary to maintain the  effectiveness of any original  filings  necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the Company's
security   interest  in  or  lien  on  the  Mortgage  Loans   including   without   limitation
(x) continuation  statements  and (y) such other  statements  as may be  occasioned by (1) any change of name of RFC or the  Company,  (2) any change of location of the state of  formation, place of business or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently with the execution and delivery hereof,  the Company hereby assigns to or at the  direction of RFC without  recourse all of its right,  title and interest in and to the
Retained  Certificates as part of the consideration  payable to RFC by the Company pursuant to this Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the  date of  execution  hereof  (or,  if  otherwise  specified  below,  as of the  date so specified),

(a)     The  information  set forth in the Mortgage Loan  Schedule for such Mortgage  Loans is true and correct in all  material  respects as of the date or dates  respecting  which such information is furnished;

(b)     Each Mortgage Loan  constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(c)     Immediately  prior to the  conveyance  of the Mortgage  Loans to the Trustee,  RFC had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related  compensation) and such conveyance validly transfers ownership of the Mortgage
        Loans to the  Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(d)     Each Mortgage Note constitutes a legal,  valid and binding obligation of the Mortgagor enforceable in accordance  with its terms except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights;

(e)     To the best of RFC's  knowledge  as of the  Cut-off  Date,  and except as noted in (h)
        below, there is no default,  breach, violation or event of acceleration existing under the terms of any  Mortgage  Note or  Mortgage  and no event  which,  with  notice  and expiration of any grace or cure period, would constitute a default,  breach, violation or event of  acceleration  under the terms of any Mortgage  Note or  Mortgage,  and no such default,  breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)     To the best of RFC's  knowledge as of the Cut-off  Date,  none of the  Mortgage  Loans with  Loan-to-Value  Ratios  at  origination  in excess  of 80% will be  insured  by a
        Primary Insurance Policy covering the amount of such Mortgage Loan in excess of 75%;

(g)     The related  Mortgagor is not currently in bankruptcy  proceedings with respect to any of the Mortgage Loans;

(h)     As of the Cut-Off  Date none of the  Mortgage  Loans are 30 to 59 days  Delinquent  in payment of principal  and interest and none of the Mortgage  Loans are 60 or more days
        Delinquent in payment of principal and interest;

(i)     None of the Mortgage Loans are Buy-Down Mortgage Loans;

(j)     To the best of RFC's knowledge,  there is no delinquent tax or assessment lien against any related Mortgaged Property;

(k)     No Mortgagor has any valid right of offset,  defense or counterclaim as to the related
        Mortgage Note or Mortgage,  except as may be provided under the  Servicemembers  Civil
        Relief Act;

(l)     No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government;

(m)     (1) The proceeds of each Mortgage  Loan have been fully  disbursed and (2) to the best of RFC's  knowledge,  there is no requirement for future  advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied with.  All costs,  fees and  expenses  incurred in making,  closing or  recording  the
        Mortgage Loans were paid;

(n)     To the best of RFC's  knowledge,  with  respect to each  Mortgage  Loan,  there are no mechanics'  liens or claims  for  work,  labor or  material  affecting  any  Mortgaged
        Property  which are or may be a lien prior to, or equal with,  the lien of the related
        Mortgage,  except  such  liens  that are  insured  or  indemnified  against by a title insurance policy;

(o)     With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of each  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided;

(p)     Each  Mortgaged  Property  is  free  of  damage  and in  good  repair,  no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could  reasonably  be expected to  materially  adversely affect the value or marketability of any Mortgaged Property;

(q)     Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate to realize the  benefits of the security  against the  Mortgaged  Property,  including  (i) in the case of a Mortgage  that is a deed of trust,  by trustee's  sale, or (ii) by judicial  foreclosure  or, if  applicable,  non judicial  foreclosure,  and to the best of RFC's  knowledge,  there is no homestead or other  exemption  available to the Mortgagor  that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to applicable federal and state laws and judicial  precedents  with respect to bankruptcy  and right of redemption;

(r)     To the  best of RFC's  knowledge,  with  respect  to each  Mortgage  that is a deed of trust,  a trustee duly  qualified  under  applicable  law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee's sale after default by a  Mortgagor,  no fees or expenses  are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(s)     If the  improvements  securing a  Mortgage  Loan are  located in a federal  designated special flood hazard area,  flood  insurance in the amount  required under the Program
        Guide  covers such  Mortgaged  Property  (either by coverage  under the federal  flood insurance program or by coverage from private insurers);

(t)     To the extent an appraisal was made on a Mortgage  Loan,  the appraisal was made by an appraiser  who meets the minimum  qualifications  for  appraisers  as specified in the
        Program Guide;

(u)     Each Mortgage Loan is covered by a standard hazard insurance policy;

(v)     If any of the  Mortgage  Loans are secured by a leasehold  interest,  with  respect to each leasehold  interest:  the use of leasehold estates for residential  properties is an  accepted  practice in the area where the  related  Mortgaged  Property is located;
        residential  property  in  such  area  consisting  of  leasehold  estates  is  readily marketable;  the  lease  is  recorded  and no  party  is in any way in  breach  of any provision of such lease;  the leasehold is in full force and effect and is not subject to any  prior  lien or  encumbrance  by which the  leasehold  could be  terminated  or subject to any charge or penalty  (other than with respect to any junior lien Mortgage
        Loans);  and the remaining  term of the lease does not  terminate  less than ten years after the maturity date of such Mortgage Loan;

(w)     To the best of RFC's knowledge,  any escrow  arrangements  established with respect to any Mortgage Loan are in compliance with all applicable local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(x)     None of the  Mortgage  Loans in the  mortgage  pool are loans that,  under  applicable state or local law in effect at the time of  origination  of the loan, are referred to as (1) "high-cost" or "covered" loans or (2) any other similar  designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

(y)     None of the  proceeds  for the  Mortgage  Loans were used to finance  the  purchase of single premium credit insurance policies;

(z)     None of the Mortgage  Loans  contain  prepayment  penalties  that extend  beyond three years after the date of origination;

(aa)    None of the Mortgage Loans are subject to the Homeownership Act;

(bb)    Each  Mortgage  Loan at the time it was made  complied in all material  respects  with applicable  local,  state,  and  federal  laws,  including,  but not  limited  to, all applicable anti-predatory lending laws;

(cc)    No Mortgage Loan was  originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

(dd)    No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in  Appendix  E of the  Standard & Poor's  Glossary  For File  Format For
        LEVELS(R)Version 5.6c Revised (attached hereto as Exhibit 1);

(ee)    Each Mortgage Loan listed on the attached  Schedule B has an original term to maturity of 360 months and an original amortization term of 480 months;

(ff)    The  information  set forth in the Mortgage  Loan  Schedule with respect to prepayment penalties is complete,  true and correct in all material respects at the date or dates on which such information is furnished  respecting with such information is furnished, and each  prepayment  penalty is permissible  and  enforceable in accordance  with its terms upon the mortgagor's  full and voluntary  principal  prepayment under applicable law,  except to the extent  that:  (1) the  enforceability  thereof  may be limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights;  (2) the collectability  thereof may be limited due to acceleration in connection with a foreclosure or other  involuntary  prepayment;  or (3) subsequent changes  in  applicable  law  may  limit  or  prohibit  enforceability  thereof  under applicable law;

(gg)    Each  Mortgage  Loan and  prepayment  penalty  associated  with the  Mortgage  Loan at origination  complied  in all  material  respects  with  applicable  local,  state and federal laws,  including,  without limitation,  usury, equal credit opportunity,  real
        estate  settlement   procedures,   truth-in-lending   and  disclosure  laws,  and  the
        consummation of the  transactions  contemplated  hereby will not involve the violation of any such laws; and

(hh)    To the best of RFC's knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower  credit files to each of the Credit  Repositories in a timely manner.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a  Repurchase  Event as  described  in Section 5 below,  which  materially  and adversely  affects the  interests  of any holders of the  Certificates  or the Company in such
Mortgage  Loan  (notice of which  shall be given to the Company by RFC,  if it  discovers  the same),  RFC shall,  within 90 days after the  earlier  of its  discovery  or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided  in  Section  2.04 of the  Pooling  and  Servicing  Agreement,  either (i)
purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute
Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and subject to the  limitations set  forth  in  Section 2.04  of  the  Pooling  and  Servicing  Agreement.  If the  breach  of representation  and warranty  that gave rise to the  obligation  to repurchase or substitute a
Mortgage  Loan  pursuant to this  Section 4 was the  representation  and warranty set forth in clause  (bb) of this  Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition  to the  remedies  provided  in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred  and paid by the
Trust Fund thereafter,  concurrently  with such payment.  Notwithstanding  the foregoing,  RFC shall not be required to cure  breaches,  Repurchase  Events or  purchase  or  substitute  for
Mortgage  Loans as provided  above if the  substance of such breach or  Repurchase  Event also constitutes fraud in the origination of the Mortgage Loan.

5.      With respect to each  Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the  following  occur:  (A) it is  discovered  that, as of the date hereof,  the related  Mortgage  was not a valid first lien (or second lien,  with respect to junior lien  Mortgage  Loans) on the related  Mortgaged  Property  subject  only to (i) the lien of real  property  taxes  and  assessments  not yet  due  and  payable,  (ii)  covenants, conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the  Program  Guide,  (iii) other  matters to which  like  properties  are  commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged  Property and (iv) with  respect to junior lien  Mortgage  Loans,  the senior mortgage loan thereon or (B) it is discovered  that, as of the time of its  origination and as of the date of execution  hereof,  the Mortgage  Loan did not comply in all material  respects with all applicable local,  state and federal laws. In addition,  with respect to any Mortgage
Loan  listed on the  attached  Schedule A with  respect  to which any  document  or  documents constituting  a part of the Mortgage  File are missing or  defective in any material  respect, if such  Mortgage  Loan  subsequently  is in  default  and the  enforcement  thereof or of the related  Mortgage is materially and adversely  affected by the absence or defectiveness of any such document or documents,  a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in
Section 4 above.

6.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company,  and the  Company  hereby  assumes,  all of RFC's  rights and  obligations  under the
Seller  Contracts  with  respect to the  Mortgage  Loans to be serviced  under the Pooling and
Servicing   Agreement,   insofar   as  such   rights  and   obligations   relate  to  (a)  any
representations  and  warranties  regarding a Mortgage  Loan made by a Seller under any Seller
Contract  and any  remedies  available  under  the  Seller  Contract  for a breach of any such representations  and warranties if (i) the substance of such breach also constitutes  fraud in the origination of the Mortgage Loan or (ii) the  representation  and warranty  relates to the absence of toxic  materials or other  environmental  hazards  that could affect the  Mortgaged
Property,  or (b) the  Seller's  obligation  to deliver to RFC the  documents  required  to be contained in the Mortgage  File and any rights and remedies  available to RFC under the Seller
Contract  in  respect  of such  obligation  or in the  event of a breach  of such  obligation;
provided that,  notwithstanding  the assignment and assumption  hereunder,  RFC shall have the concurrent  right to exercise  remedies and pursue  indemnification  upon a breach by a Seller under  any  Seller  Contract  of any of its  representations  and  warranties  and  RFC  shall exercise  reasonable  efforts to enforce a Seller's  obligation  to  purchase a Mortgage  Loan from the Company in  accordance  with the time frame  described in the Program  Guide.  If the
Company or RFC asserts that it is not required to cure  breaches or to purchase or  substitute for Mortgage  Loans under the Pooling and  Servicing  Agreement  because the  substance of the breach also  constitutes  fraud in the origination of any Mortgage Loan, then the substance of the related breach shall  automatically  be deemed to constitute fraud in the origination of a
Mortgage  Loan for purposes of clause (i) of this Section 6;  provided,  however,  that if the related Seller  provides RFC with  reasonable  evidence that the substance of such breach does not  constitute  fraud,  then it  shall  no  longer  be  deemed  to  constitute  fraud  in the origination of a Mortgage Loan for purposes of clause (i) of this Section 6.

7.      This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto and their  respective  successors  and  assigns,  and no other  person shall have any right or obligation hereunder.

8.      RFC, as master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall  not waive (or  permit a  sub-servicer  to  waive)  any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency, moratorium,  receivership  and other  similar laws relating to  creditors'  rights  generally,
(ii)  the  enforcement  thereof  is  illegal,  or any  local,  state  or  federal  agency  has threatened  legal  action if the  prepayment  penalty is  enforced,  (iii) the  collectability thereof  shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar
Mortgage  Loans and relates to a default or a  reasonably  foreseeable  default and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a  refinancing  of a
Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a
Prepayment  Charge  is  waived,  but does not meet the  standards  described  above,  then the
Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the  amount  prepaid on the  related  Mortgage
Loan is  required  to be  deposited  into the  Custodial  Account.  Notwithstanding  any other provisions  of this  Agreement,  any  payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the
Trust Fund and not part of any REMIC.

9.      This  Agreement  will be governed by and construed in accordance  with the laws of the
State of New York,  without  regard to the  conflict  of law  principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                             [SIGNATURES BEGIN ON FOLLOWING PAGE]

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:...............................................
                                            Name:  Benita Bjorgo
                                            Title:    Associate

                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                            By:...............................................
                                            Name:  Joseph Orning
                                            Title:    Vice President

                                          SCHEDULE A

                   Schedule of Mortgage Loans with Defective Mortgage Files

                                            (see attached)

                                          SCHEDULE B

                    Schedule of Mortgage Loans described in Section 4(ee)

                                          EXHIBIT 1
                                                                         REVISED JULY 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the
Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective November 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------